CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net loss	¥ (199,580)	$ (28,541)	¥ (138,384)	¥ (222,776)
Other comprehensive income (loss), net of tax of nil:
Foreign currency translation adjustment	(27,084)	(3,873)	22,324	16,573
Comprehensive loss	(226,664)	(32,414)	(116,060)	(206,203)
Total comprehensive (income) loss attributable to non-controlling interests	(23,374)	(3,342)	1,990	(9,677)
Total comprehensive income attributable to redeemable non-controlling interests	(19,146)	(2,738)	(48,804)	(45,969)
Total comprehensive loss attributable to ordinary shareholders of Baozun Inc.	¥ (269,184)	$ (38,494)	¥ (162,874)	¥ (261,849)